Exhibit 99.4

ROYALGOLD, INC	Royalty/Metal Stream Portfolio As of December 31, 2014 (1)

GOLD (2)	PROVEN + PROBABLE RESERVES (4),(5),(6)			ADDITIONAL MINERALIZED MATERIAL (7),(8),(9)
			Gold	Measured		Indicated		Inferred
		Average Gold	Contained Ozs		Average Gold		Average Gold		Average Gold
	Tons of Ore	Grade	(10)	Tons	Grade	Tons	Grade	Tons	Grade
OPERATOR, PROPERTY AND ROYALTY (3)	(M)	(opt)	(M)	(M)	(opt)	(M)	(opt)	(M)	(opt)
United States
Bald Mountain
Barrick
1.75 - 2.5% NSR (11)	15.91	0.027	0.423	77.06	0.021	0.00	0.000	0.00	0.000
Cortez (Pipeline)
Barrick
GSR1
0.40 - 5.0% GSR (12)	22.72	0.030	0.671	1.90	0.019	20.74	0.019	2.60	0.022
GSR2
0.40 - 5.0% GSR (12)	92.45	0.034	3.134	0.45	0.015	5.58	0.016	11.22	0.014
GSR3
0.71% GSR (13)	34.18	0.025	0.867	2.34	0.018	26.07	0.018	3.54	0.019
NVR1
1.01% NVR (13)	18.81	0.030	0.555	1.47	0.014	16.97	0.014	1.99	0.010
NVR1C
0.62% NVR (13)	80.99	0.036	2.938	0.02	0.000	0.25	0.008	10.28	0.014
Gold Hill (14)
Kinross/Barrick
1.0% - 2.0% NSR (15),(16)
0.6% - 0.9% NSR (M-ACE) (15),(16)	6.55	0.019	0.124	0.18	0.008	2.13	0.011	1.35	0.012
Goldstrike (SJ Claims)
Barrick
0.9% NSR	43.95	0.097	4.266	0.05	0.061	0.00	0.000	0.27	0.069
Leeville
Newmont
1.8% NSR	5.18	0.219	1.131	0.27	0.131	0.07	0.265	0.77	0.235

GOLD (2)	PROVEN + PROBABLE RESERVES (4),(5),(6)			ADDITIONAL MINERALIZED MATERIAL (7),(8),(9)
			Gold	Measured		Indicated		Inferred
		Average Gold	Contained Ozs		Average Gold		Average Gold		Average Gold
	Tons of Ore	Grade	(10)	Tons	Grade	Tons	Grade	Tons	Grade
OPERATOR, PROPERTY AND ROYALTY (3)	(M)	(opt)	(M)	(M)	(opt)	(M)	(opt)	(M)	(opt)
United States (cont.)
Marigold
Silver Standard
2.0% NSR	144.99	0.014	1.997	0.00	0.000	0.00	0.000	0.00	0.000
Pinson
Atna Resources
Cordillleran - 3.0% NSR (17),(18)
Rayrock - 2.94% NSR (18),(19)	7.56	0.064	0.483	14.84	0.033	3.88	0.091	2.50	0.292
Robinson
KGHM
3.0% NSR	143.09	0.006	0.812	372.81	0.005	249.85	0.005	72.14	0.004
Ruby Hill
Barrick
3.0% NSR	1.73	0.014	0.024	3.19	0.025	204.42	0.019	24.94	0.040
Soledad Mountain (DEV)
Golden Queen
3.0% NSR (20)	51.05	0.019	0.984	1.04	0.029	39.99	0.013	23.58	0.010
Twin Creeks
Newmont
2.0% GV	1.46	0.108	0.158	0.08	0.055	0.22	0.055	0.00	0.000
Wharf
Coeur Mining
0.0% - 2.0% NSR (21)	19.63	0.022	0.432	0.00	0.000	0.00	0.000	0.00	0.000

GOLD (2)	PROVEN + PROBABLE RESERVES (4),(5),(6)			ADDITIONAL MINERALIZED MATERIAL (7),(8),(9)
			Gold	Measured		Indicated		Inferred
		Average Gold	Contained Ozs		Average Gold		Average Gold		Average Gold
	Tons of Ore	Grade	(10)	Tons	Grade	Tons	Grade	Tons	Grade
OPERATOR, PROPERTY AND ROYALTY (3)	(M)	(opt)	(M)	(M)	(opt)	(M)	(opt)	(M)	(opt)
Canada
Back River (DEV)
Sabina Gold & Silver
George Lake
2.35% NSR (22)	1.40	0.145	0.203	0.00	0.000	5.85	0.157	5.25	0.180
Goose Lake
1.94576% NSR (23)	15.12	0.168	2.537	9.43	0.157	0.00	0.000	3.15	0.272
Canadian Malartic
Agnico Eagle/Yamana
1.0% - 1.5% NSR (24)	116.03	0.030	3.503	1.37	0.019	12.33	0.022	9.55	0.019
Holt
St Andrew Goldfields
0.00013 x gold price	3.11	0.141	0.439	4.08	0.116	2.67	0.122	7.82	0.139
Kutcho Creek (DEV) Capstone Mining
Capstone Mining
2.0% NSR	11.51	0.011	0.124	0.00	0.000	0.92	0.019	1.20	0.010
Mount Milligan Thompson Creek
Thompson Creek
52.25% of payable gold (25)	597.57	0.010	6.182	47.67	0.014	87.12	0.007	11.12	0.010
Pine Cove (DEV)
Anaconda Mining
7.5% NPI	2.91	0.060	0.175	0.00	0.000	0.00	0.000	0.28	0.062
Schaft Creek (DEV)
Copper Fox/Teck
3.5% NPI	1037.05	0.006	5.775	12.36	0.005	304.83	0.005	658.29	0.005

GOLD (2)	PROVEN + PROBABLE RESERVES (4),(5),(6)			ADDITIONAL MINERALIZED MATERIAL (7),(8),(9)
			Gold	Measured		Indicated		Inferred
		Average Gold	Contained Ozs		Average Gold		Average Gold		Average Gold
	Tons of Ore	Grade	(10)	Tons	Grade	Tons	Grade	Tons	Grade
OPERATOR, PROPERTY AND ROYALTY (3)	(M)	(opt)	(M)	(M)	(opt)	(M)	(opt)	(M)	(opt)
Canada (cont.)
Williams
Barrick
0.97% NSR	10.45	0.067	0.703	0.28	0.111	33.89	0.036	1.37	0.133
Mexico
Dolores
Pan American Silver
3.25% NSR	66.03	0.026	1.718	14.77	0.008	24.14	0.018	5.40	0.030
Mulatos
Alamos
1.0 - 5.0% NSR (26)	93.24	0.019	1.732	85.27	0.032	0.00	0.000	7.75	0.034
Peñasquito (27)
Goldcorp
2.0% NSR
(Oxide)	98.92	0.008	0.850	0.00	0.000	128.63	0.006	26.94	0.006
2.0% NSR
(Sulfide)	602.94	0.016	9.700	0.00	0.000	556.39	0.008	19.26	0.004
Central and South America
Andacollo
Teck
75% NSR (28)	485.54	0.003	1.614	14.59	0.003	147.33	0.003	58.53	0.003
Don Mario
Orvana
3.0% NSR	1.70	0.037	0.064	2.78	0.057	0.08	0.055	0.05	0.037

GOLD (2)	PROVEN + PROBABLE RESERVES (4),(5),(6)			ADDITIONAL MINERALIZED MATERIAL (7),(8),(9)
			Gold	Measured		Indicated		Inferred
		Average Gold	Contained Ozs		Average Gold		Average Gold		Average Gold
	Tons of Ore	Grade	(10)	Tons	Grade	Tons	Grade	Tons	Grade
OPERATOR, PROPERTY AND ROYALTY (3)	(M)	(opt)	(M)	(M)	(opt)	(M)	(opt)	(M)	(opt)
Central and South America (cont.)
Don Nicolas (DEV)
Compañía Inversora en Minas
2.0% NSR	1.33	0.148	0.196	0.15	0.103	4.72	0.036	3.38	0.043
El Limon
B2Gold
3.0% NSR	1.52	0.142	0.216	0.00	0.000	1.39	0.172	1.74	0.138
El Morro (DEV)
Goldcorp/New Gold
1.4% NSR (29)	198.10	0.013	2.674	6.54	0.015	24.00	0.011	320.33	0.006
El Toqui
Nyrstar
0.0% - 3.0% NSR (30)	4.15	0.047	0.194	0.86	0.037	3.81	0.019	4.55	0.022
Mara Rosa (DEV)
Amarillo Gold
1.0% NSR	18.87	0.050	0.946	0.11	0.176	4.02	0.052	4.00	0.039
Pascua-Lama (DEV) (31)
Barrick
0.78% - 5.23% NSR (32)	320.65	0.046	14.680	18.14	0.030	159.66	0.025	21.04	0.033
Australia
Celtic/Wonder North (DEV)
SR Mining
1.5% NSR	1.51	0.064	0.097	0.04	0.067	2.43	0.059	3.51	0.052
Balcooma (DEV)
Snow Peak Mining
1.5% NSR	0.76	0.002	0.001	0.60	0.001	0.77	0.009	0.64	0.012

GOLD (2)	PROVEN + PROBABLE RESERVES (4),(5),(6)			ADDITIONAL MINERALIZED MATERIAL (7),(8),(9)
			Gold	Measured		Indicated		Inferred
		Average Gold	Contained Ozs		Average Gold		Average Gold		Average Gold
	Tons of Ore	Grade	(10)	Tons	Grade	Tons	Grade	Tons	Grade
OPERATOR, PROPERTY AND ROYALTY (3)	(M)	(opt)	(M)	(M)	(opt)	(M)	(opt)	(M)	(opt)
Australia (cont.)
Gwalia Deeps
St Barbara
1.5% NSR	10.86	0.204	2.220	3.57	0.173	4.56	0.208	3.40	0.159
King of the Hills
St Barbara
1.5% NSR	0.50	0.127	0.063	0.00	0.000	0.92	0.234	0.00	0.302
Kundip (DEV)
Silver Lake Resources
1.0 - 1.5% GSR (33)	3.10	0.099	0.307	0.00	0.000	1.74	0.100	5.02	0.061
Meekatharra (Nannine) (DEV)
Metals X Limited
1.5% NSR	0.00	0.000	0.000	0.00	0.000	0.00	0.000	0.00	0.000
Meekatharra (Paddy’s Flat) (DEV)
Metals X Limited
1.5% NSR
A$10 per gold ounce produced (34)	3.86	0.125	0.483	0.00	0.000	25.68	0.035	15.32	0.046
Meekatharra (Reedys) (DEV)
Metals X Limited
1.5% NSR
1.5% - 2.5% NSR (35)
1.0% NSR (35)	0.99	0.092	0.092	0.00	0.000	0.77	0.099	4.96	0.068
Meekatharra (Yaloginda)
Metals X Limited
0.45% NSR	3.86	0.007	0.028	0.00	0.000	9.37	0.043	10.58	0.043

GOLD (2)	PROVEN + PROBABLE RESERVES (4),(5),(6)			ADDITIONAL MINERALIZED MATERIAL (7),(8),(9)
			Gold	Measured		Indicated		Inferred
		Average Gold	Contained Ozs		Average Gold		Average Gold		Average Gold
	Tons of Ore	Grade	(10)	Tons	Grade	Tons	Grade	Tons	Grade
OPERATOR, PROPERTY AND ROYALTY (3)	(M)	(opt)	(M)	(M)	(opt)	(M)	(opt)	(M)	(opt)
Australia (cont.)
Red Dam (DEV)
Phoenix Gold
2.5% GSR	1.76	0.063	0.111	0.00	0.000	0.95	0.048	2.23	0.047
South Laverton
Saracen
1.5% NSR	13.49	0.060	0.803	2.10	0.075	35.69	0.042	20.12	0.049
Southern Cross (DEV)
China Hanking Holdings
1.5% NSR	1.58	0.075	0.119	0.31	0.090	11.09	0.107	9.72	0.110
West Africa
Inata
Avocet
2.5% GSR	5.82	0.056	0.326	9.89	0.051	25.04	0.051	32.15	0.047
Taparko
Nord Gold
2.0% GSR (36)	7.16	0.081	0.578	2.19	0.038	0.22	0.129	0.12	0.060
Asia
Svetloye (DEV)
Polymetal
1.0% NSR	8.07	0.082	0.664	0.00	0.000	0.69	0.050	0.51	0.087

SILVER (37)	PROVEN + PROBABLE RESERVES (4),(5),(6)			ADDITIONAL MINERALIZED MATERIAL (7),(8),(9)
			Silver	Measured		Indicated		Inferred
		Average Silver	Contained Ozs		Average Silver		Average Silver		Average Silver
	Tons of Ore	Grade	(10)	Tons	Grade	Tons	Grade	Tons	Grade
OPERATOR, PROPERTY AND ROYALTY (3)	(M)	(opt)	(M)	(M)	(opt)	(M)	(opt)	(M)	(opt)
United States
Gold Hill (14)
Kinross/Barrick
1.0% - 2.0% NSR (15),(16)
0.6% - 0.9% NSR (M-ACE) (15),(16)	6.55	0.278	1.823	0.18	0.277	2.13	0.252	1.35	0.176
Soledad Mountain (DEV)
Golden Queen
3.0% NSR (20)	51.05	0.324	16.516	1.04	0.319	39.99	0.215	23.58	0.210
Troy
Revett
3.0% GSR	16.46	1.038	17.080	48.46	1.351	5.30	2.013	1.50	0.707
Canada
Kutcho Creek (DEV)
Capstone Mining
2.0% NSR	11.51	1.009	11.618	0.00	0.000	0.92	1.829	1.20	0.895
Schaft Creek (DEV)
Copper Fox/Teck
3.5% NPI	1037.05	0.050	51.895	12.36	0.043	304.83	0.047	658.29	0.048
Mexico
Dolores
Pan American Silver
2.0% NSR	66.03	0.971	64.100	14.77	0.494	24.14	0.762	5.40	0.815

SILVER (37)	PROVEN + PROBABLE RESERVES (4),(5),(6)			ADDITIONAL MINERALIZED MATERIAL (7),(8),(9)
			Silver	Measured		Indicated		Inferred
		Average Silver	Contained Ozs		Average Silver		Average Silver		Average Silver
	Tons of Ore	Grade	(10)	Tons	Grade	Tons	Grade	Tons	Grade
OPERATOR, PROPERTY AND ROYALTY (3)	(M)	(opt)	(M)	(M)	(opt)	(M)	(opt)	(M)	(opt)
Mexico (cont.)
Peñasquito (27)
Goldcorp				`
2.0% NSR
(Oxide)	98.92	0.824	81.520	0.00	0.000	128.63	0.501	26.94	0.400
2.0% NSR
(Sulfide)	602.94	0.879	529.650	0.00	0.000	556.39	0.664	19.26	0.568
Central and South America
Don Mario
Orvana
3.0% NSR	1.70	1.069	1.821	2.78	1.223	0.08	2.035	0.05	1.672
Don Nicolas (DEV)
Compañía Inversora en Minas
2.0% NSR	1.33	0.302	0.401	0.15	0.412	4.72	0.145	3.38	0.103
El Toqui
Nyrstar
0.0 - 3.0% NSR (30)	4.15	0.329	1.364	0.86	0.234	3.81	0.562	4.55	0.586
Australia
Balcooma (DEV)
Snow Peak Mining
1.5% NSR	0.76	0.498	0.380	0.60	0.382	0.77	0.793	0.64	0.987
Asia
Svetloye (DEV)
Polymetal
1.0% NSR	8.07	0.095	0.765	0.00	0.000	0.69	0.063	0.51	0.124

BASE METALS	PROVEN + PROBABLE RESERVES (4),(5),(6)			ADDITIONAL MINERALIZED MATERIAL (7),(8),(9)
			Base Metal	Measured		Indicated		Inferred
		Average Base	Contained Lbs		Average Base		Average Base		Average Base
	Tons of Ore	Metal Grade	(10)	Tons	Metal Grade	Ton	Metal Grade	Tons	Metal Grade
OPERATOR, PROPERTY AND ROYALTY (3)	(M)	(%)	(M)	(M)	(%)	(M)	(%)	(M)	(%)
COPPER (38)
United States
Johnson Camp
Nord Resources
2.5% NSR	111.20	0.30%	656.000	0.00	0.00%	0.00	0.00%	0.00	0.00%
Robinson
KGHM
3.0% NSR	143.09	0.47%	1329.473	372.81	0.37%	249.85	0.33%	72.14	0.27%
Troy
Revett
3.0% GSR	16.46	0.36%	119.750	48.46	0.66%	5.30	0.70%	1.50	0.30%
Canada
Caber (DEV)
Nyrstar
1.0% NSR	0.68	0.84%	11.355	0.00	0.00%	0.00	0.00%	3.07	1.63%
Kutcho Creek (DEV)
Capstone Mining
2.0% NSR	11.51	2.01%	462.678	0.00	0.00%	0.92	4.43%	1.20	1.74%
Shaft Creek (DEV)
Copper Fox/Teck
3.5% NPI	1037.05	0.27%	5630.715	12.36	0.31%	304.83	0.23%	658.29	0.22%

BASE METALS	PROVEN + PROBABLE RESERVES (4),(5),(6)			ADDITIONAL MINERALIZED MATERIAL (7),(8),(9)
			Base Metal	Measured		Indicated		Inferred
		Average Base	Contained Lbs		Average Base		Average Base		Average Base
	Tons of Ore	Metal Grade	(10)	Tons	Metal Grade	Ton	Metal Grade	Tons	Metal Grade
OPERATOR, PROPERTY AND ROYALTY (3)	(M)	(%)	(M)	(M)	(%)	(M)	(%)	(M)	(%)
COPPER (cont.) (38)
Canada (cont.)
Voisey’s Bay (39)
Vale
2.7% NSR	16.20	1.32%	428.093	0.00	0.00%	43.53	0.89%	6.72	0.98%
Central and South America
Don Mario
Orvana
3.0% NSR	1.70	1.23%	42.038	2.78	1.74%	0.08	1.97%	0.05	1.72%
El Morro (DEV)
Goldcorp/New Gold
1.4% NSR (29)	198.10	0.49%	1959.099	6.54	0.51%	24.00	0.39%	320.33	0.24%
Pascua-Lama (DEV)
Barrick
1.05% NSR (40)	320.65	0.09%	548.177	0.00	0.00%	0.00	0.00%	0.00	0.00%
Australia
Balcooma (DEV)
Snow Peak Mining
1.5% NSR	0.76	2.13%	32.466	0.60	3.00%	0.77	1.30%	0.64	1.46%
Europe
Las Cruces
First Quantum
1.5% NSR	9.74	4.88%	950.302	0.00	0.00%	0.00	0.00%	0.19	4.08%

BASE METALS	PROVEN + PROBABLE RESERVES (4),(5),(6)			ADDITIONAL MINERALIZED MATERIAL (7),(8),(9)
			Base Metal	Measured		Indicated		Inferred
		Average Base	Contained Lbs		Average Base		Average Base		Average Base
	Tons of Ore	Metal Grade	(10)	Tons	Metal Grade	Ton	Metal Grade	Tons	Metal Grade
OPERATOR, PROPERTY AND ROYALTY (3)	(M)	(%)	(M)	(M)	(%)	(M)	(%)	(M)	(%)
LEAD (41)
Mexico
Peñasquito
Goldcorp
2.0% NSR
(Sulfide)	602.94	0.28%	3757.000	0.00	0.00%	556.39	0.22%	19.26	0.24%
Central and South America
El Toqui
Nyrstar
0.0 - 3.0% NSR (30)	4.15	0.27%	22.509	0.86	0.18%	3.81	0.35%	4.55	0.41%
Australia
Balcooma (DEV) El Toqui (28)
Snow Peak Mining
1.5% NSR	0.76	0.52%	7.879	0.60	0.10%	0.77	2.40%	0.64	1.93%
ZINC (42)
Canada
Caber (DEV)
Nyrstar
1.0% NSR	0.68	8.58%	116.036	0.00	0.00%	0.00	0.00%	3.07	3.14%
Kutcho Creek (DEV)
Capstone Mining
2.0% NSR	11.51	3.19%	734.300	0.00	0.00%	0.92	4.40%	1.20	2.04%

BASE METALS	PROVEN + PROBABLE RESERVES (4),(5),(6)			ADDITIONAL MINERALIZED MATERIAL (7),(8),(9)
			Base Metal	Measured		Indicated		Inferred
		Average Base	Contained Lbs		Average Base		Average Base		Average Base
	Tons of Ore	Metal Grade	(10)	Tons	Metal Grade	Ton	Metal Grade	Tons	Metal Grade
OPERATOR, PROPERTY AND ROYALTY (3)	(M)	(%)	(M)	(M)	(%)	(M)	(%)	(M)	(%)
ZINC (cont.) (42)
Mexico
Peñasquito
Goldcorp
2.0% NSR
(Sulfide)	602.94	0.68%	9081.000	0.00	0.00%	556.39	0.48%	19.26	0.48%
Central and South America
El Toqui
Nyrstar
0.0 - 3.0% NSR (30)	4.15	5.96%	493.712	0.86	7.29%	3.81	4.72%	4.55	4.27%
Australia
Balcooma (DEV)
Snow Peak Mining
1.5% NSR	0.76	1.92%	29.274	0.60	0.30%	0.77	7.20%	0.64	4.51%
NICKEL (43)
Canada
Voisey’s Bay (39)
Vale
2.7% NSR	16.20	2.37%	767.297	0.00	0.00%	43.53	1.89%	6.72	2.29%
COBALT (44)
Canada
Voisey’s Bay (39)
Vale
2.7% NSR	16.20	0.11%	35.957	0.00	0.00%	43.53	0.11%	6.72	0.15%

BASE METALS	PROVEN + PROBABLE RESERVES (4),(5),(6)			ADDITIONAL MINERALIZED MATERIAL (7),(8),(9)
			Base Metal	Measured		Indicated		Inferred
		Average Base	Contained Lbs		Average Base		Average Base		Average Base
	Tons of Ore	Metal Grade	(10)	Tons	Metal Grade	Ton	Metal Grade	Tons	Metal Grade
OPERATOR, PROPERTY AND ROYALTY (3)	(M)	(%)	(M)	(M)	(%)	(M)	(%)	(M)	(%)
MOLYBDENUM (45)
Canada
Schaft Creek (DEV)
Copper Fox/Teck
3.5% NPI	1037.05	0.02%	373.340	12.36	0.01%	304.83	0.01%	658.29	0.02%

Footnotes

(1)

Reserves have been reported by the operators of record as of December 31, 2014, with the exception of the following properties: Svetloye — January 1, 2015; Don Mario — September 30, 2014; Gwalia, King of the Hills, Kundip and South Laverton — June 30, 2014; Back River and Red Dam — February 28, 2014; Troy, Wharf and Williams — December 31, 2013; Celtic/Wonder North — November 21, 2013; Schaft Creek — December 31, 2012; Southern Cross — June 30, 2012; Don Nicolas, Johnson Camp, Pascua-Lama and Robinson — December 31, 2011; Mara Rosa — October 28, 2011; Balcooma — June 30, 2011; Kutcho Creek — February 15, 2011; Pine Cove — June 30, 2010; and Caber — July 18, 2007.

(2)

Gold reserves were calculated by the operators at the following per ounce prices: $1,450 — Kundip; A$1,400 — Celtic/Wonder North, Meekatharra (Nannine, Paddy’s Flat, Reedys and Yaloginda), South Laverton and Southern Cross; A$1,390 — King of the Hills; $1,366 — Schaft Creek; $1,350 — El Toqui; A$1,310 — Red Dam; $1,300 — Canadian Malartic, El Limon, El Morro, Leeville, Marigold, Peñasquito, Pinson, Svetloye, Twin Creeks and Wharf; $1,250 — Back River, Dolores, Holt, Inata, Mount Milligan, Mulatos, Soledad Mountain and Taparko; A$1,250 — Gwalia Deeps; $1,200 — Andacollo, Gold Hill and Pascua-Lama; $1,100 — Bald Mountain, Cortez, Don Mario, Don Nicolas, Goldstrike, Mara Rosa, Ruby Hill and Williams; $1,000 — Robinson; and $983 — Pine Cove. No gold price was reported for Balcooma, Caber or Kutcho Creek.

(3)	See royalty definitions on page 19.

(4)

Set forth below are the definitions of proven and probable reserves used by the U.S. Securities and Exchange Commission.
“Reserve” is that part of a mineral deposit which could be economically and legally extracted or produced at the time of the reserve determination.
“Proven (Measured) Reserves” are reserves for which (a) quantity is computed from dimensions revealed in outcrops, trenches, workings or drill holes, and the grade is computed from the results of detailed sampling, and (b) the sites for inspection, sampling and measurement are spaced so closely and the geologic character is so well defined that the size, shape, depth and mineral content of the reserves are well established.
“Probable (Indicated) Reserves” are reserves for which the quantity and grade are computed from information similar to that used for proven (measured) reserves, but the sites for inspection, sampling and measurement are farther apart or are otherwise less adequately spaced.  The degree of assurance of probable (indicated) reserves, although lower than that for proven (measured) reserves, is high enough to assume geological continuity between points of observation.

(5)

Royal Gold has disclosed a number of reserve estimates that are provided by operators that are foreign issuers and are not based on the U.S. Securities and Exchange Commission’s definitions for proven and probable reserves. For Canadian issuers, definitions of “mineral reserve,” “proven mineral reserve,” and “probable mineral reserve” conform to the Canadian Institute of Mining, Metallurgy and Petroleum definitions of these terms as of the effective date of estimation as required by National Instrument 43-101 of the Canadian Securities Administrators. For Australian issuers, definitions of “mineral reserve,” “proven mineral reserve,” and “probable mineral reserve” conform with the Australasian Code for Reporting of Mineral Resources and Ore Reserves prepared by the Joint Ore Reserves Committee of the Australasian Institute of Mining and Metallurgy, Australian Institute of Geoscientists and Minerals Council of Australia, as amended (“JORC Code”). Royal Gold does not reconcile the reserve estimates provided by the operators with definitions of reserves used by the U.S. Securities and Exchange Commission.

(6)

The reserves reported are either estimates received from the various operators or are based on documentation material provided to Royal Gold or which is derived from recent publicly available information from the operators of the various properties or various recent National Instrument 43-101 or JORC Code reports filed by operators. Accordingly, Royal Gold is not able to reconcile the reserve estimates prepared in reliance on National Instrument 43-101 or JORC Code with definitions of the U.S. Securities and Exchange Commission.

(7)

Mineralized material is that part of a mineral system that has potential economic significance but cannot be included in the proven and probable ore reserve estimates until further drilling and metallurgical work is completed, and until other economic and technical feasibility factors based upon such work have been resolved. The U.S. Securities and Exchange Commission does not recognize this term. Investors are cautioned not to assume that any part or all of the mineral deposits in these categories will ever be converted into reserves.

(8)

Some of the operators are Canadian and Australian issuers. Canadian and Australian issuers use the terms “mineral resources” and its subcategories “measured,” “indicated” and “inferred” mineral resources. For Canadian issuers, the definitions of “mineral resource,” “measured mineral resource,” “indicated mineral resource” and “inferred mineral resource” conform to the Canadian Institute of Mining, Metallurgy and Petroleum definitions of those terms as of the effective date of estimation, as required by National Instrument 43-101 of the Canadian Securities Administrators. For Australian issuers, the definitions of “mineral resource,” “measured mineral resource,” “indicated mineral resource” and “inferred mineral resource” conform with the JORC Code. While such terms are recognized and required by Canadian and Australian regulations, the U.S. Securities and Exchange Commission does not recognize them. In each case, the mineralized material reported hereunder are estimates previously disclosed by the relevant operator, without reference to the underlying data used to calculate the estimates. Accordingly, Royal Gold is not able to reconcile the estimates prepared in reliance on National Instrument 43-101 or JORC Code with terms recognized by the U.S. Securities and Exchange Commission. Investors are cautioned not to assume that any part or all of the mineral deposits in these categories will ever be converted into reserves.

(9)

The additional mineralized material reported are either estimates received by the various operators or are based on documentation material provided to Royal Gold or which is derived from recent publicly available information from the operators of the various properties or various recent National Instrument 43-101 or JORC Code reports filed by operators. Accordingly, Royal Gold is not able to reconcile the resource estimates prepared in reliance on National Instrument 43-101 or JORC Code with definitions of the U.S. Securities and Exchange Commission. Investors are cautioned not to assume that any part or all of the mineral deposits in these categories will ever be converted into reserves.

(10)	“Contained ounces” or “contained pounds” do not take into account recovery losses in mining and processing the ore.

(11)

NSR sliding-scale schedule (price of gold per ounce — royalty rate): Below $375 — 1.75%; >$375 to $400 — 2.0%; >$400 to $425 — 2.25%; >$425 — 2.5%. All price points are stated in 1986 dollars and are subject to adjustment in accordance with a blended index comprised of labor, diesel fuel, industrial commodities and mining machinery.

(12)

GSR sliding-scale schedule (price of gold per ounce — royalty rate): Below $210 — 0.40%; $210 to $229.99 — 0.50%; $230 to $249.99 — 0.75%; $250 to $269.99 — 1.30%; $270 to $309.99 — 2.25%; $310 to $329.99 — 2.60%; $330 to $349.99 — 3.00%; $350 to $369.99 — 3.40%; $370 to $389.99 — $3.75%; $390 to $409.99 — 4.0%; $410 to $429.99 — 4.25%; $430 to $449.99 — 4.50%; $450 to $469.99 — 4.75%; $470 and higher — 5.00%.

(13)	NVR1 and GSR3 reserves and additional mineralized material are subsets of the reserves and additional mineralized material covered by GSR1 and GSR2.

(14)	The royalty is capped at $10 million. As of March 31, 2015, royalty payments of approximately $2.15 million have been received.

(15)

The 1.0% to 2.0% sliding-scale schedule (price of gold per ounce — royalty rate): Below $350 — 1.0%; > $350 — 2.0%. The 0.6% to 0.9% NSR sliding-scale schedule (price of gold per ounce — royalty rate): Below $300 — 0.6%; $300 to $350 — 0.7%; > $350 to $400 — 0.8%; > $400 — 0.9%. The silver royalty rate is based on the price of gold.

(16)	The 0.6% to 0.9% sliding-scale NSR applies to the M-ACE claims. The operator did not break out reserves or resources subject to the M-ACE claims royalty.

(17)	Royalty only applies to Section 29 which currently holds about 95% of the reserves reported for the property.

(18)	An additional Cordilleran royalty applies to a portion of Section 28.

(19)

Additional Rayrock royalties apply to Sections 28, 32 and 33; these royalty rates vary depending on pre-existing royalties. The Rayrock royalties take effect once 200,000 ounces of gold have been produced from open pit mines on the property. As of March 31, 2015, approximately 103,000 ounces have been produced.

(20)	Royalty is capped at $300,000 plus simple interest.

(21)	NSR sliding-scale schedule (price of gold per ounce — royalty rate): $0.00 to under $350 — 0.0%; $350 to under $400 — 0.5%; $400 to under $500 — 1.0%; $500 or higher — 2.0%.

(22)	George Lake royalty applies to production above 800,000 ounces.

(23)	Goose Lake royalty applies to production above 400,000 ounces.

(24)	NSR sliding-scale schedule (price of gold per ounce — royalty rate): $0.00 to $350 — 1.0%; above $350 — 1.5%.

(25)	This is a metal stream whereby the purchase price for gold ounces delivered is $435 per ounce, or the prevailing market price of gold, if lower; no inflation adjustment.

(26)

The Company’s royalty is subject to a 2.0 million ounce cap on gold production. There have been approximately 1.37 million ounces of cumulative production as of March 31, 2015. NSR sliding-scale schedule (price of gold per ounce — royalty rate): $0.00 to $299.99 — 1.0%; $300 to $324.99 — 1.50%; $325 to $349.99 — 2.0%; $350 to $374.99 — 3.0%; $375 to $399.99 — 4.0%; $400 or higher — 5.0%.

(27)	Operator reports reserves by material type. The sulfide material will be processed by milling. The oxide material will be processed by heap leaching.

(28)

The royalty rate is 75% until 910,000 payable ounces of gold have been produced; 50% thereafter. There have been approximately 248,000 cumulative payable ounces produced as of March 31, 2015. Gold is produced as a by-product of copper.

(29)	The royalty covers approximately 30% of the La Fortuna deposit. Reserves attributable to Royal Gold’s royalty represent 3/7 of Goldcorp’s reporting of 70% of the total reserve.

(30)

All metals are paid based on zinc prices. NSR sliding-scale schedule (price of zinc per pound — royalty rate): Below $0.50 — 0.0%; $0.50 to below $0.55 — 1.0%; $0.55 to below $0.60 — 2.0%; $0.60 or higher — 3.0%.

(31)

Royalty applies to all gold production from an area of interest in Chile. Only that portion of the reserves pertaining to our royalty interest in Chile is reflected here. Approximately 20% of the royalty is limited to the first 14.0 million ounces of gold produced from the project. Also, 24% of the royalty can be extended beyond 14.0 million ounces produced for $4.4 million. In addition, a one-time payment totaling $8.4 million will be made if gold prices exceed $600 per ounce for any six-month period within the first 36 months of commercial production.

(32)

NSR sliding-scale schedule (price of gold per ounce — royalty rate): less than or equal to $325 — 0.78%; $400 — 1.57%; $500 — $2.72%; $600 — 3.56%; $700 — 4.39%; greater than or equal to $800 — 5.23%. Royalty is interpolated between lower and upper endpoints.

(33)	The royalty rate is 1.0% until 250,000 ounces of gold have been recovered; 1.5% thereafter.

(34)	The A$10 per ounce royalty applies on production above 50,000 ounces.

(35)

The 1.5% to 2.5% NSR sliding-scale royalty pays at a rate of 1.5% for the first 75,000 ounces produced in any 12 month period and at a rate of 2.5% on production above 75,000 ounces during that 12 month period. The 1.0% NSR royalty applies to the Rand area only.

(36)

There is a 0.75% GSR milling royalty that applies to ore that is mined outside of the defined area of the Taparko-Bouroum project that is processed through the Taparko facilities up to a maximum of 1.1 million tons per year.

(37)

Silver reserves were calculated by the operators at the following prices per ounce: $25.96 — Schaft Creek; $25.00 — Don Nicolas; $24.69 — Troy; $23.00 — El Toqui; $22.50 — Svetloye; $22.00 — Peñasquito; $20.00 — Don Mario and Gold Hill; $18.50 — Dolores; and $17.00 — Soledad. No silver price was reported for Balcooma or Kutcho Creek.

(38)

Copper reserves were calculated by the operators at the following prices per pound: $3.52 — Schaft Creek; $3.35 — Troy and Voisey’s Bay; $3.00 — El Morro and Mount Milligan; $2.75 — Don Mario, Las Cruces and Robinson; $2.50 — Johnson Camp; and $2.00 — Pascua-Lama. No copper reserve price was reported for Balcooma, Caber or Kutcho Creek.

(39)	Additional mineralized material figures are from December 31, 2005 and have not been updated by the operator.

(40)

Royalty applies to all copper production from an area of interest in Chile. Only that portion of the reserves pertaining to our royalty interest in Chile is reflected here. This royalty will take effect after January 1, 2017.

(41)	Lead reserve price was calculated by the operators at the following prices per pound: $1.04 — El Toqui; and $0.90 — Peñasquito. No lead reserve price was reported for Balcooma.

(42)	Zinc reserve price was calculated by the operators at the following prices per pound: $1.13 — El Toqui; and $0.90 — Peñasquito. No zinc reserve price was reported for Balcooma, Caber or Kutcho Creek.

(43)	Nickel reserve price was calculated by the operator at the following price per pound: $7.47 — Voisey’s Bay.

(44)	Cobalt reserve price was calculated by the operator at the following price per pound: $12.95 — Voisey’s Bay.

(45)	Molybdenum reserve price was calculated by the operator at the following price per pound: $15.30 — Schaft Creek.

NOTE: Not included in the Royalty/Metal Stream Portfolio are Allan, Belcourt, Rambler North, Sega, Skyline and one oil and gas property.

Definitions

The Company’s royalty portfolio contains several different types of royalties or similar interests which are defined as follows:

Contained Gold Returned (“CGR”) Royalty:  A royalty in which payments are made on the contained ounces in a deposit rather than ounces recovered from metallurgical processing.

Gross Smelter Return (“GSR”) Royalty:  A defined percentage of the gross revenue from a resource extraction operation, less, if applicable, certain contract-defined costs paid by or charged to the operator.

Gross Value (“GV”) Royalty:  A defined percentage of the gross value, revenue or proceeds from a resource extraction operation, without deductions of any kind.

Metal Stream:  An agreement that provides, in exchange for an upfront payment, the right to purchase all or a portion of the precious metals produced from a base metal mine, at a price determined for the life of the transaction by the agreement.

Milling Royalty (“MR”):  A royalty on ore throughput at a mill.

Net Profits Interest (“NPI”) Royalty:  A defined percentage of the gross revenue from a resource extraction operation, after recovery of certain contract-defined pre-production costs, and after deduction of certain contract-defined mining, milling, processing, transportation, administrative, marketing and other costs.

Net Smelter Return (“NSR”) Royalty:  A defined percentage of the gross revenue from a resource extraction operation, less a proportionate share of incidental transportation, insurance, refining and smelting costs.

Net Value Royalty (“NVR”):  A defined percentage of the gross revenue from a resource extraction operation, less certain contract-defined costs.

Royalty:  The right to receive a percentage or other denomination of mineral production from a resource extraction operation.